UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

8540 Colonnade Center Drive

Suite 401

Raleigh, North Carolina 27615

[_______ __, 20__]

Dear Partner:

We are writing to inform you of the upcoming special meeting of the partners (the “Meeting”) of the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Fund”) to vote on the following important proposals:

Proposal 1.A.:	Approval of an investment co-management agreement between Hatteras Master Fund, L.P. (the “Master Fund”) and Hatteras Investment Partners, LLC (“HIP”) (the “New HIP Agreement”);

Proposal 1.B.:	Approval of an investment co-management agreement among the Master Fund, HIP and Morgan Creek Capital Management, LLC (“MCCM”) (the “MCCM Agreement”) and the ratification, on behalf of the Fund, of amounts paid by HIP and Hatteras Investment Management, LLC (“HIM”), the general partner of the Master Fund, to MCCM;

Proposal 2:	Approval of the election of seven nominees to the Board of Directors of the Fund (the “Board”); and

Transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Fund invests substantially all of its assets in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), which in turn invests substantially all of its assets in the Master Fund. As discussed in more detail in the enclosed Proxy Statement, the Board is seeking approval from the Fund’s limited partners (“Partners”) of the New HIP Agreement between the Master Fund and HIP, investment adviser to the Master Fund. The Board is also seeking Partner approval of the MCCM Agreement and Partner ratification of any amounts previously paid by HIP and HIM to MCCM.

As you know, Mark W. Yusko has served as the Chief Investment Officer of the Master Fund since its inception. During this time, Mr. Yusko established a registered investment adviser, MCCM, headquartered in Chapel Hill, NC. Mr. Yusko serves as Chief Executive Officer and Chief Investment Officer of MCCM.

As Founder, CEO and CIO of MCCM, Mark W. Yusko worked to expand MCCM over time. In light of MCCM’s growth, the Board believes it would be beneficial to the Master Fund and the Fund to formalize its relationship with and access the full resources of MCCM and for MCCM and HIP to serve as investment co-managers of the Master Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for HIP and MCCM to enter into an investment co-management arrangement, the Board is seeking Partner approval of the MCCM and the New HIP Agreements.

MCCM is a non-voting member of HIP. HIP, MCCM and HIM have entered into a membership agreement (the “Member Agreement”), pursuant to which HIP pays MCCM a portion of the Fund’s investment management fee and HIM pays MCCM a portion of the performance allocation it receives from the Master Fund. To the extent that there was any concern that MCCM provided services to the Master Fund in the past, the Board is seeking Partner ratification of any amounts previously paid by HIP and HIM to MCCM.

The New HIP Agreement, which was approved by the Board, contains identical terms as the current investment management agreement between the Master Fund and HIP (the “Current Management Agreement”) with the exception that the New HIP Agreement states that it will terminate if the MCCM Agreement is terminated. The Board also approved the MCCM Agreement. Under the MCCM Agreement, the Master Fund will not pay MCCM an investment management fee or performance allocation directly. Pursuant to the Member Agreement, HIP will continue to pay MCCM a portion of the fee it receives from the Master Fund and HIM will continue to pay MCCM a portion of the performance allocation it receives form the Master Fund. In addition, the MCCM Agreement contains a provision stating that it will terminate if the New HIP Agreement is terminated. Partner approval of the Agreements will not result in any change in the amount of fees you pay as a Partner in the Fund. In addition, the personnel that currently provide services to the Fund are not expected to change. Effectiveness of the New HIP Agreement and MCCM Agreement is conditioned on the approval by Partners of both Agreements. In other words, if one Agreement is approved by Partners and the other Agreement is not, neither Agreement shall become effective.

The following are important facts about the Agreements:

•  The number of units of limited partnership interest (“Units”) you own in the Fund and the value of those Units are not affected.

•  The advisory fee and the performance allocation applicable to the Master Fund, and indirectly borne by the Offshore Fund and, therefore, the Fund, have not changed.

•  The investment objectives and policies of the Fund have not changed.

Unrelated to the Agreements, Partners are also asked to vote on a proposal to approve the election of seven nominees to the Board.

The Master Fund is seeking the vote of its limited partners regarding the approval of the New HIP Agreement and the MCCM Agreement, the ratification of amounts paid by HIP and HIM to MCCM and the approval of the election of seven nominees to the Board of Directors of the Master Fund (collectively, the “Master Fund Proposals”). As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund Proposals received from Partners.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposals that require Partner approval. The Proxy Statement provides greater detail about the proposals, why they are being made and how they apply to the Fund and the Master Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposals and instruct the Fund to vote in favor of the Master Fund Proposals.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card.

•  Internet: Access the website shown on your proxy card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•  In person: Attend the Meeting on February 13, 2013.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend Meeting of partners, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Meeting, we may contact you for your vote. Thank you for your response and for your continued investment in the Fund.

Respectfully,

[______________]

David B. Perkins
President and Chairman of the Board of Directors

Hatteras Core Alternatives TEI Institutional Fund, L.P.

IMPORTANT INFORMATION
FOR PARTNERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Fund that require a partner vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The Board of Directors (the “Board”) of the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Fund”) is seeking approval from its limited partners (each a “Partner” and together, “Partners”) of an investment co-management agreement (the “New HIP Agreement”) between the Hatteras Master Fund, L.P. (the “Master Fund”) and Hatteras Investment Partners, LLC (“HIP”), investment adviser to the Master Fund. The Board is also seeking Partner approval of an investment co-management agreement (the “MCCM Agreement”) among the Master Fund, HIP and Morgan Creek Capital Management, LLC (“MCCM”) and Partner ratification of any amounts previously paid by HIP and HIM to MCCM. The Fund invests substantially all of its assets in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), which in turn invests substantially all of its assets in the Master Fund.

As you know, Mark W. Yusko has served as the Chief Investment Officer of the Master Fund since its inception. During this time, Mr. Yusko established a registered investment adviser, MCCM, headquartered in Chapel Hill, NC. Mr. Yusko serves as Chief Executive Officer and Chief Investment Officer of MCCM.

As Founder, CEO and CIO of MCCM, Mark W. Yusko has worked to expand MCCM over time. In light of MCCM’s growth, the Board believes it would be beneficial to the Master Fund and the Fund to formalize its relationship with and access the full resources of MCCM and for MCCM and HIP to serve as investment co-managers of the Master Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for HIP and MCCM to enter into an investment co-management arrangement, the Board is seeking Partner approval of the MCCM Agreement and the New HIP Agreement.

MCCM is a non-voting member of HIP. HIP, MCCM and Hatteras Investment Management, LLC (“HIM”), the general partner of the Master Fund, have entered into a membership agreement (the “Member Agreement”), pursuant to which HIP pays MCCM a portion of the investment management fee and HIM pays MCCM a portion of the performance allocation it receives from the Master Fund. To the extent that there was any concern that MCCM provided services to the Master Fund in the past, the Board is seeking Partner ratification of any amounts previously paid by HIP and HIM to MCCM.

HIP will retain its management teams and all of the investment personnel currently providing services to the accounts of limited partners of the Master Fund, including the Offshore Fund, in which the Fund invests substantially all of its assets. As investment co-manager, MCCM will utilize the resources of its management teams and investment personnel. It is expected that the current portfolio managers will continue to manage the Master Fund.

The New HIP Agreement, which was approved by the Board, contains identical terms as the current investment management agreement between the Master Fund and HIP (the “Current Management Agreement”) with the exception that the New HIP Agreement states that it will terminate if the MCCM Agreement is terminated. The Board also approved the MCCM Agreement. Under the MCCM Agreement, the Master Fund will not pay MCCM an investment management fee or performance allocation directly; rather, pursuant to the Member Agreement, HIP will continue to pay MCCM a portion of the fee it receives from the Master Fund and HIM will continue to pay MCCM a portion of the performance allocation it receives form the Master Fund. In addition, the MCCM Agreement will contain a provision stating that it will terminate if the New HIP Agreement is terminated. Partner approval of the Agreements will not result in any change in the amount of fees you pay as a Partner in the Fund. In addition, the personnel that are currently providing services to the Fund are not expected to change. Effectiveness of each of the New HIP Agreement and MCCM Agreement is conditioned on the approval by Partners of both Agreements. In other words, if one Agreement is approved by Partners and the other Agreement is not, neither Agreement shall become effective.

i

The members of the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act (the “Independent Directors”), recommend that you vote FOR the approval of the Agreements.

Unrelated to the Agreements, Partners are being asked to vote on a proposal to elect seven nominees to the Board. The members of the Board, including the Independent Directors, recommend that you vote FOR the approval of the election of each nominee to the Board.

In addition, the Master Fund is seeking the vote of its limited partners regarding the approval of each of the Agreements, the ratification of amounts paid by HIP and HIM to MCCM and the approval of the election of seven nominees to the Board of Directors of the Master Fund (the “Master Fund Board”) (collectively, the “Master Fund Proposals”) on the same terms as described for the Fund above. As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Offshore Fund's Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Q.  What will happen if Partners do not approve the Agreements?

A.  Effectiveness of each of the New HIP Agreement and MCCM Agreement is conditioned on the approval by Partners of both Agreements. In other words, if one Agreement is approved by Partners and the other Agreement is not, neither Agreement shall become effective. If Partners do not approve the Agreements at the Meeting, or at a postponement or adjournment thereof, the Board will consider what action should be taken, including the re-solicitation of proxies.

Q.  How will the Agreements affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the Agreements. You will still own the same number of units of limited partnership interest (“Units”) in the Fund and the value of the investment will not change. The Agreements are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee rate be the same upon approval of the Agreements?

A.  Yes, the investment management fee rate applicable to the Master Fund under the New HIP Agreement, and indirectly borne by the Offshore Fund and, therefore, the Fund, will be the same as the rate payable under the Current Management Agreement. Under the MCCM Agreement, the Master Fund will not pay MCCM an investment management fee directly; rather, pursuant to the Member Agreement, HIP will continue to pay MCCM a portion of the fee it receives from the Master Fund. The performance allocation applicable to the Master Fund will also remain the same. Under the Member Agreement, HIM will continue to pay MCCM a portion of the performance allocation it receives from the Master Fund.

Q. Who are the nominees for election as directors?

A. Standing for election to the Board and Master Fund Board are five current directors, David B. Perkins, H. Alexander Holmes, Steve E. Moss, Gregory S. Sellers and Daniel K. Wilson, and two current members of each of the Fund’s and Master Fund’s Advisory Board (a body that provides advisory support for the Board without voting authority), Joseph Breslin and Thomas Mann. Mr. Perkins would continue to serve as Chairman of the Board and Master Fund Board. Information about each of the nominees is set forth in the Proxy Statement.

ii

Q. How many of the nominees will be Independent Directors if elected?

A. Six of the seven nominees will be Independent Directors if elected by Partners. Independent Directors have no affiliation with the Fund, apart from any personal investments they choose to make in the Fund as private individuals. Independent Directors play a critical role in overseeing Fund operations and representing the interests of Partners.

Mr. Perkins is considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Director.” Mr. Perkins is an “Interested Director” of the Fund by virtue of his position as Chief Executive Officer of HIP and its affiliated entities.

Q. How long will each director serve?

A. Each incumbent director and, if elected, each additional nominee may serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board members not subject to the removal vote or by Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Partners.

Q.  How does the Board recommend that I vote?

A.  The members of the Board, including all of the Independent Directors, recommend that you vote in favor of each proposal and instruct the Fund to vote in favor of each Master Fund Proposal. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  The Fund will bear its share of the proxy solicitation and related legal costs, which will be paid by the Master Fund.

Q. When and where will the partners’ meeting be held?

A. The partners’ meeting will be held at the offices of Hatteras Investment Partners, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615 on February 13, 2013 at 10:00 a.m., Eastern time.

Q. Do I have to attend the partners’ meeting in order to vote my Units?

A. No. You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting as set forth below.

Q.  How can I vote my Units?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone (automated service), using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the partner meeting.

iii

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact the Fund’s proxy soliciting agent at [toll free number].

iv

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

8540 Colonnade Center Drive

Suite 401

Raleigh, North Carolina 27615

NOTICE OF SPECIAL MEETING OF PARTNERS

Notice is hereby given that a special meeting of partners (the “Meeting”) of the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Fund”) will be held at the offices of Hatteras Investment Partners, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615 on February 13, 2013 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1.A.:	Approval of an investment co-management agreement between Hatteras Master Fund, L.P. (the “Master Fund”) and Hatteras Investment Partners, LLC (“HIP”) (the “New HIP Agreement”);

Proposal 1.B.:	Approval of an investment co-management agreement among the Master Fund, HIP and Morgan Creek Capital Management, LLC (“MCCM”) (the “MCCM Agreement”) and ratification, on behalf of the Fund, of amounts paid by HIP and Hatteras Investment Management, LLC, the general partner of the Master Fund, (“HIM” or the “General Partner”) to MCCM;

Proposal 2:	Approval of the election of seven nominees to the Board of Directors of the Fund (the “Board”); and

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The Board recommends that the Fund’s limited partners (“Partners”) vote FOR each of these proposals (the “Proposals”).

The Master Fund is also seeking the vote of its limited partners regarding the approval of the New HIP Agreement and the MCCM Agreement, the ratification of amounts paid by HIP and HIM to MCCM and approval of the election of seven nominees to the Board of Directors of the Master Fund (collectively, the “Master Fund Proposals”). As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund Proposals received from Partners.

The Board recommends that Partners instruct the Fund to vote FOR each of the Master Fund Proposals.

Holders of record of units of limited partnership interest (“Units”) of the Fund at the close of business on January 7, 2013 (the “Record Date”) are entitled to vote at the Meeting, and at any adjournments or postponements thereof, with respect to the Proposals. Partners are entitled to a number of votes equivalent to the Partner’s “Investment Percentage” as of the Record Date. “Investment Percentage” means the percentage of the Units owned by each Partner of the total Units of the Fund. The General Partner will determine as of the Record Date the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof.

The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date will constitute a quorum at the Meeting. In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the General Partner and communicated to the directors in the manner described in Section 3.4(a) of the Fund’s Amended and Restated Limited Partnership Agreement.

As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund's Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

By Order of the Board of Directors,

[__________________]

David B. Perkins
Chairman

Raleigh, North Carolina
[_______ __, 20__]

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

Each Partner’s vote is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote in person at that time, you will still be able to do so.

[_______ __, 20__]

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

8540 Colonnade Center Drive

Suite 401

Raleigh, North Carolina 27615

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors of the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Fund”) for voting at a special meeting (the “Meeting”) of limited partners of the Fund (“Partners”) to be held on February 13, 2013 at 10:00 a.m., Eastern time, at the offices of Hatteras Investment Partners, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and organized as a Delaware limited partnership. The Fund invests substantially all of its assets in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company, which in turn invests substantially all of its assets in the Hatteras Master Fund, L.P. (the “Master Fund”), which is also a Delaware limited partnership registered under the 1940 Act. As used in this Proxy Statement, units of limited partnership interest of the Fund are referred to as “Units”.

This Proxy Statement and the enclosed proxy card are expected to be distributed to Partners on or about January 16, 2013. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available on the website of the Master Fund’s investment adviser, Hatteras Investment Partners, LLC (“HIP”), at hatterasfunds.com/literature.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Master Fund. AST Fund Solutions has been retained to solicit proxies in connection with the Meeting for fees of approximately $26,000. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of HIP and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy card is enclosed with respect to the Units you own in the Fund. If you return a properly executed proxy card, the investment represented by it will be voted at the Meeting in accordance with the included instructions. Partners are entitled to a number of votes equivalent to the Partner’s “Investment Percentage” as of a record date. “Investment Percentage” means the percentage of Units owned by each Partner of the total Units of the Fund. Hatteras Investment Management, LLC, the general partner of the Fund, will determine as of the record date the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Partners are being asked to vote on the following proposals:

Proposal 1.A.:	Approval of an investment co-management agreement between the Master Fund and HIP (the “New HIP Agreement”);

Proposal 1.B.:	Approval of an investment co-management agreement among the Master Fund, HIP and Morgan Creek Capital Management, LLC (“MCCM”) (the “MCCM Agreement” and together with the New HIP Agreement, the “Agreements”) and ratification, on behalf of the Fund, of amounts paid by HIP and Hatteras Investment Management, LLC, the general partner of the Master Fund, (“HIM” or the “General Partner”) to MCCM;

Proposal 2:	Approval of the election of seven nominees to the Board of Directors of the Fund (the “Board”); and

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof.

Any Partner giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

In addition, the Master Fund is seeking the vote of its limited partners regarding the approval of each of the Agreements, the ratification of amounts paid by HIP and HIM to MCCM and approval of the election of seven nominees to the Board of Directors of the Master Fund (the “Master Fund Board”) (collectively, the “Master Fund Proposals”). As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Offshore Fund's Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions. While no quorum of the Fund’s Partners is necessary for the Master Fund to act on the Master Fund Proposals, your instructions will help determine the outcome.

For a free copy of the Fund’s annual report for the fiscal year ended March 31, 2012 or the Fund’s most recent semi-annual report for the period ended September 30, 2012 call 888.363.2324 or log-on to hatterasfunds.com or write to the Fund, UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175.

PROPOSAL 1.A.

APPROVAL OF THE NEW HIP AGREEMENT

The Fund’s Board recommends that Partners vote FOR the approval of the New HIP Agreement.

At the Meeting, Partners will be asked to approve the New HIP Agreement pursuant to which HIP would serve as an investment co-manager to the Master Fund. The New HIP Agreement contains identical terms with respect to the services provided by HIP and the identical fee structure as the current investment management agreement between HIP and the Master Fund (the “Current Management Agreement”), which was originally entered into on May 27, 2005 when it was approved by the partners of the Master Fund. The New HIP Agreement contains the same terms as the Current Management Agreement, with the exception that the New HIP Agreement will contain a provision stating that if the MCCM Agreement, pursuant to which MCCM would also serve as investment co-manager to the Master Fund, is terminated the New HIP Agreement will terminate as well. As discussed more fully below, the Board is requesting Partner approval of the New HIP Agreement due to formalizing the relationship among the Master Fund, HIP and MCCM.

In addition, to Proposal 1.A., the Master Fund is seeking the vote of its partners regarding the approval of the New HIP Agreement. As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on this proposal. The Fund is seeking voting instructions from Partners regarding this proposal and will cause the Offshore Fund to vote its interests in the Master Fund for or against this proposal. The terms for consideration of the New HIP Agreement are identical for the Master Fund as for the Fund.

2

Background

HIP, an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager to the Master Fund. The Fund invests substantially all of its assets in the Offshore Fund, which in turn invests substantially all of its assets in the Master Fund. As investment manager, HIP provides day-to-day investment management services to the Master Fund pursuant to the terms of the Current Management Agreement. Under the Current Management Agreement, HIP is responsible for developing, implementing and supervising the Master Fund’s investment program. The investment objective of each of the Fund, the Offshore Fund and the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. To achieve its objective, the Fund provides its Partners with access to a broad range of alternative investment strategies, asset categories and independent trading advisers (“Advisers”). The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets. The members of HIP’s investment committee (the “Investment Committee”), which is primarily responsible for selecting Advisers on behalf of HIP and allocating the Master Fund’s assets among them, is composed of the following HIP employees: David B. Perkins, CAIASM, Chief Executive Officer of HIP and its affiliated entities (collectively referred to as “Hatteras Funds”); and, Joshua E. Parrott, CAIASM, Director Portfolio Management of Hatteras Funds.

Mark W. Yusko is also a member of the Investment Committee. As you know, Mr. Yusko has served as the Chief Investment Officer of the Master Fund since the Fund’s inception. During this time, Mr. Yusko established a registered investment adviser, MCCM, headquartered in Chapel Hill, NC. Mr. Yusko serves as Chief Executive Officer and Chief Investment Officer of MCCM.

As Founder, CEO and CIO of MCCM, Mr. Yusko has worked to expand MCCM over time. In light of MCCM’s growth, the Board believes it would be beneficial to the Master Fund to formalize its relationship with and access the full resources of MCCM and for MCCM and HIP to serve as investment co-managers of the Master Fund. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for HIP and MCCM to enter into an investment co-management arrangement, the Board is seeking Partner approval of the New HIP Agreement and, as discussed separately in Proposal 1.B. below, the MCCM Agreement.

The Board approved the New HIP Agreement on November 30, 2012.

The New HIP Agreement is identical to the Current Management Agreement, except that the New HIP Agreement contains a provision stating that if the MCCM Agreement is terminated, the New HIP Agreement shall also terminate. The services to be provided to the Master Fund pursuant to the New HIP Agreement are identical to the services provided to the Master Fund pursuant to the Current Management Agreement. HIP will retain its management team and all of the investment personnel currently providing services to the accounts of limited partners of the Master Fund, including the Fund. It is expected that the current members of the Investment Committee, as named above, will continue to manage the Master Fund.

In addition, the fee payable by the Master Fund pursuant to the New HIP Agreement is the same fee payable by the Master Fund pursuant to the Current Management Agreement. The Fund does not pay HIP a management fee directly, but Partners bear an indirect share of this fee through the Fund’s investment in the Offshore Fund, which invests substantially all of its assets in the Master Fund. As described in Proposal 1.B. below, HIP will continue to pay MCCM a portion of the management fee it receives from the Master Fund; therefore, the management fee payable by the Master Fund, and indirectly borne by the Offshore Fund and, therefore, the Fund, will not increase under the Agreements. Partners also bear an indirect share of the performance allocation paid by the Master Fund to HIM. The amount of this performance allocation also will not change as a result of the Agreements.

The form of the New HIP Agreement is attached hereto as Exhibit A. The material terms of the New HIP Agreement and Current Management Agreement are compared below in “Summary of the New HIP Agreement and Current Management Agreement.”

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Effectiveness of each of the New HIP Agreement and the MCCM Agreement is conditioned on the approval by Partners of both Agreements. In other words, if one Agreement is approved by Partners and the other Agreement is not, neither Agreement shall become effective. If Partners do not approve the Agreements at the Meeting, or at a postponement or adjournment thereof, the Board will consider what action should be taken, including the re-solicitation of proxies.

Compensation Paid to HIP

Under the Current Management Agreement, for its provision of services to the Master Fund, HIP is entitled to receive a monthly management fee equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end (the “Management Fee”). The Fund does not pay HIP the Management Fee directly, but the Partners bear an indirect share of this fee through the Fund’s investment in the Offshore Fund, which in turn invests substantially all of its assets in the Master Fund. The Fund and each other fund that serves as a feeder to the Master Fund bears its allocable portion of the Management Fee charged to the Master Fund. After fee waivers and expense reimbursements, for the fiscal year ended March 31, 2012, HIP received advisory fees in the amount of $6,205,546 from the Fund.

In addition, the Fund pays compensation to HIP for fund services in accordance with a fund servicing agreement between the Fund and HIP (in such capacity, the “Servicing Agent”). The Servicing Agent receives a monthly fund servicing fee (“Fund Servicing Fee”) equal to 1/12th of 0.85% (0.85% on an annualized basis) of the aggregate value of the Fund’s net assets as of each month end. The Fund Servicing Fee payable to the Servicing Agent is borne pro rata by all Partners before giving effect to any repurchase of Units in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Partners. The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. For the fiscal year ended March 31, 2012, HIP received fees in the amount of $652,465 from the Fund for its services as the Servicing Agent.

In addition, the General Partner of the Master Fund is allocated a performance allocation that is equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated and accrued monthly and payable annually and calculated separately for the Offshore Fund and each other fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund (the “Performance Allocation”). For the fiscal year ended March 31, 2012, the General Partner of the Master Fund was allocated a Performance Allocation in the amount of $0.

HIP has contractually agreed to waive its Fund Servicing Fee and/or reimburse Other Expenses until July 31, 2013, so that the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, as well as any performance allocation payable by the Fund or the Master Fund) for this period will not exceed 1.75% for the Fund (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by HIP, any expenses in excess of the Expense Limitation and repay HIP such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective Prospectus. The Fund’s Expense Limitation Agreement is calculated based on end of month net asset values. However, in the financial statements for the Fund, the expense ratios presented in the financial highlights are calculated based on average monthly net assets.

The fee structure under the New HIP Agreement will be identical to the fee structure under the Current Management Agreement.

Information about HIP

HIP is registered as an investment adviser under the Advisers Act. HIP’s principal offices are located at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615. As of March 31, 2012, HIP and its affiliates had assets under management of approximately $2.10 billion. HIP and its affiliates were established in 2003 and offer investment management services for investment companies. HIP is controlled by David B. Perkins, Founder and Chief Executive Officer of Hatteras Funds. Hatteras Funds is a provider of unique alternative investment solutions for financial advisors and their clients.

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The following table sets forth the name, position and principal occupation of each chief executive officer and each director of HIP. Each individual’s address is c/o HIP, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615. The following table also sets forth the name and position with the Fund or Master Fund of each officer or director of the Fund and Master Fund who is an officer, employee, director, general partner or shareholder of HIP.

Position with each of the Fund
Name	Principal Occupation with HIP	and Master Fund, if applicable

David B. Perkins	Chief Executive Officer	President and Chairman of the Board of Directors

Robert L. Worthington	President	N/A

J. Michael Fields	Chief Operating Officer	Secretary

R. Lance Baker	Chief Financial Officer	Treasurer

Andrew P. Chica	Chief Compliance Officer	Chief Compliance Officer

For the fiscal year ended March 31, 2012, the Fund and the Master Fund paid no brokerage commissions to any brokers affiliated with HIP.

Summary of the New HIP Agreement and the Current Management Agreement

A copy of the New HIP Agreement is attached as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New HIP Agreement, and the description set forth in this Proxy Statement of the New HIP Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by HIP and the fee structure under the New HIP Agreement are identical to the services provided by HIP and the fee structure under the Current Management Agreement, except that the New HIP Agreement contains a provision stating that if the MCCM Agreement, discussed under Proposal 1.B. below, is terminated then the New HIP Agreement shall also terminate.

Advisory and Other Services. Both the New HIP Agreement and Current Management Agreement appoint HIP to act as investment adviser and provide investment advisory services to the Master Fund, subject to the supervision of the Master Fund Board; however, under the New HIP Agreement, HIP will serve as an investment co-manager rather than the sole adviser to the Master Fund. Both the New HIP Agreement and Current Management Agreement state that HIP shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Master Fund Board) which investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. Both the New HIP Agreement and Current Management Agreement provide that HIP shall also manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Master Fund Board and to the provisions of the organizational documents of the Master Fund, the registration statement of the Master Fund and its securities, including the offering documents and registration statements of the Fund, and the other funds that serve, either directly or indirectly through the Offshore Fund, as feeder funds to the Master Fund (the “Feeder Funds”), and the 1940 Act, in each case as from time to time amended and in effect. Both the New HIP Agreement and Current Management Agreement also state that HIP shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as HIP shall from time to time determine to be necessary or useful to the administration of the Master Fund. In addition, under both the New HIP Agreement and Current Management Agreement, HIP will submit such periodic reports to the Master Fund regarding HIP’s activities as the Master Fund may request and HIP will maintain all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

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Brokerage. Both the New HIP Agreement and the Current Management Agreement provide that, except for investments made directly in securities by HIP on behalf of the Master Fund, the Master Fund and HIP will have no direct control over the selection of brokers and in selecting brokers or dealers to execute transactions directly, HIP may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. Both the New HIP Agreement and the Current Management Agreement state that it may not be the practice of HIP to negotiate “execution only” commission rates, and thus HIP may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Both the New HIP Agreement and the Current Management Agreement state that research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process. Further, both the New HIP Agreement and the Current Management Agreement state that research services obtained by the use of commissions arising from the Master Fund’s direct portfolio transactions may be used by HIP in its other investment activities and to the extent HIP utilizes commissions to obtain items which would otherwise be an expense of HIP, such use of commissions in effect constitutes additional compensation to an Adviser. Finally, both the New HIP Agreement and the Current Management Agreement state that Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain “research and execution” services, which may result in higher transaction costs than would otherwise be obtainable.

Management Fees. Both the New HIP Agreement and Current Management Agreement contain the identical fee structure based on the Master Fund’s average monthly net assets. HIP has entered into an expense limitation agreement with respect to the Fund. The expense limitation will continue until at least July 31, 2013. The expense limitation will not be affected by this Proposal 1.A.

Duration and Termination. Both the New HIP Agreement and the Current Management Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Both the New HIP Agreement and the Current Management Agreement may be terminated at any time, without payment of any penalty, by vote of the Master Fund Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Master Fund, or by HIP, in each case on not more than sixty (60) days’ nor less than thirty (30) days’ prior written notice to the other party.

The New HIP Agreement shall differ from the Current Management Agreement in that the New HIP Agreement provides that it will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the MCCM Agreement is assigned (as defined in the 1940 Act) or terminates for any other reason.  In addition, any assignment (as that term is defined in the 1940 Act) of the New HIP Agreement made by HIP shall result in the automatic termination of the New HIP Agreement.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of HIP except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

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Limitation on Liability and Indemnification. Both the New HIP Agreement and the Current Management Agreement provide that none of HIP or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an “Indemnified Person”) shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of the New HIP Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties. Both the New HIP Agreement and the Current Management Agreement also provide that to the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. In addition, both the New HIP Agreement and the Current Management Agreement state that the Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney’s fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance and that HIP agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this provision.

PROPOSAL 1.B.

APPROVAL OF THE MCCM AGREEMENT AND RATIFICATION OF amounts PAID BY
HIP AND HIM TO MCCM

The Fund’s Board recommends that Partners vote FOR the approval of the MCCM Agreement and the ratification of amounts paid by HIP and HIM to MCCM.

At the Meeting, Partners will be asked to approve the MCCM Agreement among the Master Fund, HIP and MCCM. Under the MCCM Agreement, MCCM will serve as investment co-manager to the Master Fund alongside HIP, if the Agreements are approved by Partners (as discussed in Proposal 1.A. above). As discussed more fully under “Background” below, the Board is requesting Partner approval of the MCCM Agreement. The specific services to be provided by MCCM under the MCCM Agreement are described in detail below. The MCCM Agreement will contain a provision stating that if the New HIP Agreement is terminated the MCCM Agreement will terminate as well. The fee structure applicable to the Master Fund and the Fund will not change under the MCCM Agreement and the Master Fund will not pay MCCM an investment management fee or a performance allocation under the MCCM Agreement. MCCM is a non-voting member of HIP. HIP, MCCM and HIM, the General Partner of the Master Fund, have entered into a membership agreement (the “Member Agreement”), pursuant to which HIP pays MCCM a portion of the investment management fee and HIM pays MCCM a portion of the performance allocation it receives from the Master Fund. In connection therewith, to the extent there is any concern that MCCM provided advisory services to the Master Fund in the past, the Board is seeking Partner ratification of any amounts that have been paid to MCCM by HIP and HIM.

In addition, to Proposal 1.B., the Master Fund is seeking the vote of its partners regarding the approval of the MCCM Agreement and ratification of amounts paid by HIP and HIM to MCCM. As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on this proposal. The Fund is seeking voting instructions from Partners regarding this proposal and will cause the Offshore Fund to vote its interests in the Master Fund for or against this proposal. The terms for consideration of the MCCM Agreement and the ratification of amounts paid by HIP and HIM to MCCM are identical for the Master Fund as for the Fund.

Background

As described under Proposal 1.A. above, HIP serves as the investment manager to the Master Fund. The Fund invests substantially all of its assets in the Offshore Fund, which in turn invests substantially all of its assets in the Master Fund. As investment manager, HIP provides day-to-day investment management services to the Master Fund pursuant to the terms of the Current Management Agreement. HIP’s Investment Committee, which is primarily responsible for selecting Advisers on behalf of HIP and allocating the Master Fund’s assets among them, is composed of the following HIP employees: David B. Perkins, CAIASM, Chief Executive Officer of Hatteras Funds; and, Joshua E. Parrott, CAIASM, Director of Portfolio Management of Hatteras Funds.

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Mark W. Yusko, who is also a member of HIP’s Investment Committee, has served as the Chief Investment Officer of the Master Fund since the Master Fund’s inception. During this time, Mr. Yusko established a registered investment adviser, MCCM, headquartered in Chapel Hill, NC. Mr. Yusko serves as Chief Executive Officer and Chief Investment Officer of MCCM.

As Founder, CEO and CIO of MCCM, Mr. Yusko has worked to expand MCCM over time. In light of MCCM’s growth, the Board believes it would be beneficial to the Master Fund to formalize its relationship with and access the full resources of MCCM and for MCCM and HIP to serve as investment co-managers of the Master Fund. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for HIP to enter into an investment co-management arrangement with MCCM, the Board is seeking Partner approval of the MCCM Agreement and, as discussed separately in Proposal 1.A. above, the New HIP Agreement.

MCCM is a non-voting member of HIP. HIP, MCCM and HIM, the General Partner of the Master Fund, have entered into the Member Agreement, pursuant to which HIP pays MCCM a portion of the investment management fee and HIM pays MCCM a portion of the performance allocation it receives from the Master Fund. The aggregate payments made by HIP and HIM to MCCM are equal to approximately $27,035,169. As noted above, Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. To the extent there is any concern that MCCM provided advisory services to the Master Fund in the past, the Board is seeking Partner ratification of any amounts that have been paid to MCCM by HIP and HIM.

The Board and Master Fund Board approved the MCCM Agreement on November 30, 2012.

The form of the MCCM Agreement is attached as Exhibit B. The material terms of the MCCM Agreement among the Master Fund, HIP and MCCM is summarized below in “Summary of the MCCM Agreement.”

Effectiveness of each of the New HIP Agreement and MCCM Agreement is conditioned on the approval by Partners of both Agreements. In other words, if one Agreement is approved by Partners and the other Agreement is not, neither Agreement shall become effective. If Partners do not approve the Agreements or do not approve the ratification of amounts paid by HIP and HIM to MCCM at the Meeting, or at a postponement or adjournment thereof, the Board will consider what action should be taken, including the re-solicitation of proxies.

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Information about MCCM

MCCM is registered as an investment adviser under the Advisers Act. MCCM’s principal offices are located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517. As of September 1, 2012, MCCM had assets under management of approximately $7.5 billion.1 MCCM was established in 2004 and offers investment management services for institutions and wealthy families. MCCM is controlled by Mark W. Yusko, Founder, Chief Executive Officer and Chief Investment Officer of MCCM. MCCM is a provider of customized investment solutions to clients in need of a targeted investment program, as well as discretionary strategies to assist clients in building investment programs based on the University Endowment Model. MCCM provides asset allocation, manager selection, and portfolio construction. Mr. Yusko is the former Chief Investment Officer of The University of North Carolina at Chapel Hill ("UNC") Endowment. The core of the MCCM investment team has worked together in a fiduciary capacity for many years managing one of the most complex endowment management programs in the country. Mr. Yusko and Managing Director Mike Hennessy were responsible for building the Investment Office and subsequent Management Company operations for the UNC Endowment, and they worked closely with the Investment Fund Board to develop investment policy, set goals and objectives, establish a strategic framework, select investment managers and manage portfolio risk. Nearly a quarter of MCCM’s investment team has endowment backgrounds at some of the top university programs in the country (Notre Dame, UNC, Duke and Stanford), while other members of the team have institutional and private wealth investment experience. MCCM makes active investment decisions to add value to its clients' portfolios and its discretionary funds. MCCM’s investment decisions and active asset allocation shift based upon MCCM’s views of the economy and market environment. MCCM has approximately 65 employees in offices around the world, including approximately 28 investment professionals. MCCM’s headquarters are located in Chapel Hill, North Carolina and MCCM has offices in New York, Shanghai and Singapore.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of MCCM. Each individual’s address is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517. No officer or director of the Fund or the Master Fund is an officer, employee, director, general partner or shareholder of MCCM.

Name	Principal Occupation with MCCM
Mark W. Yusko	Chief Executive Officer and Chief Investment Officer
Robin H. Butler	Chief Compliance Officer

For the fiscal year ended March 31, 2012, the Fund and the Master Fund paid no brokerage commissions to any brokers affiliated with MCCM.

Summary of the MCCM Agreement

A copy of the MCCM Agreement is attached hereto as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the MCCM Agreement, and the description set forth in this Proxy Statement of the MCCM Agreement is qualified in its entirety by reference to Exhibit B.

Advisory and Other Services. The MCCM Agreement appoints MCCM to act as investment adviser to the Master Fund, subject to the supervision and oversight of HIP and the Board of Directors of the Master Fund. The MCCM Agreement states that as an investment adviser to the Master Fund, MCCM will be involved with all aspects of the Master Fund’s investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection. In addition, as part of the services MCCM will provide under the MCCM Agreement, MCCM will:

(i)          advise HIP in writing as to the recommended allocation of assets of the Master Fund among portfolio managers, including dates for retaining and terminating portfolio managers, and provide (quarterly during HIP’s and MCCM’s quarterly Core Alternatives Funds meeting (the “CA Meeting”)) to HIP a quarterly “Strategy Outlook” describing MCCM’s macro perspective and overview for strategy weightings in the Master Fund;

(ii)         as part of the CA Meeting, provide, document and review portfolio construction for the Master Fund implementing the Strategy Outlook and portfolio manager selection process as necessary (in the discretion of HIP);

(iii)         research, identify, recommend, monitor, evaluate and meet with potential portfolio managers as part of its manager due diligence responsibilities. This process will incorporate, without limitation, and as deemed reasonably necessary in the reasonable discretion of MCCM, initial onsite review, an assessment of the performance of portfolio managers recommended by MCCM and which are managing assets of the Master Fund and a periodic written recommendations to HIP and an annual written update for all underlying funds that are not in the process of being redeemed;

1 Estimated total assets under management as of 09/01/12.  This number includes: (i) assets over which MCCM has discretionary investment authority, (ii) assets over which MCCM does not have discretionary investment authority but for which it has a responsibility to make recommendations of specific investments (for example, investment vehicles managed by joint venture partners for which MCCM provides non-discretionary investment advice); and (iii) securities purchased using leverage.

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(iv)         conduct operational due diligence as reasonably agreed upon by HIP and MCCM from time to time;

(v)          upon the mutual agreement of HIP and MCCM, prepare a private equity cash flow model, including a review of the current and estimated exposure level to private investments. This review will also incorporate a review of commitment levels for the Master Fund’s vintage year program. The Private Equity Cash Flow Model is to be provided, documented and reviewed during HIP’s and MCCM’s dedicated “Private Investment Meeting”;

(vi)         provide risk management oversight in a manner consistent with the risk management oversight provided to similar clients of MCCM, as reasonably agreed upon by HIP and MCCM from time to time;

(vii)         upon the reasonable request of HIP, review and comment upon offering documents and ancillary sales materials prepared by HIP for the Master Fund;

(viii)       provide underlying fund, strategy and manager level exposure reporting, including, without limitation, an analysis of geography, leverage, underlying fund size and other statistical exposures. Exposure reporting must be documented and provided to HIP as of each quarter end, within 60 days after the quarter end;

(ix)          participate, at the request of HIP and as mutually agreed to by MCCM, in educational meetings with customers and other prospective investors in the Master Fund;

(x)           maintain such books and records as mutually deemed appropriate by MCCM and HIP relating to the recommendations, retention, performance and services of portfolio managers recommended by MCCM and selected by the Master Fund’s Investment Committee to manage the assets of the Master Fund; and

(xi)          hold a quarterly financial advisor call with HIP.

The MCCM Agreement states that MCCM shall also, in furnishing services hereunder, be subject to, and shall perform in accordance with the Master Fund’s limited partnership agreement and/or other governing instruments; the currently effective registration statement of the Master Fund and each feeder fund that invests in the Master Fund; the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Master Fund; the Master Fund’s Compliance Manual and other policies and procedures adopted from time to time by the Master Fund Board; and, the written instructions of HIP.  In addition, in performing the services under the MCCM Agreement, MCCM shall act with the same levels of care and diligence as it acts with respect to performing services for the other funds advised by it, and MCCM will at all times provide the same level of services to the Master Fund as it provides to other funds advised by it. Notwithstanding the foregoing, MCCM acknowledges that no investment will be made without the affirmative vote of each of the members of HIP’s and MCCM’s joint investment committee.

Under the MCCM Agreement, MCCM, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for MCCM to faithfully perform its duties under the MCCM Agreement; and (ii) administrative facilities and all equipment necessary for the efficient conduct of MCCM’s duties under the MCCM Agreement. In addition, MCCM will maintain all accounts, books and records with respect to the Master Fund as are required of an investment adviser pursuant to the Advisers Act and the rules thereunder.

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The MCCM Agreement also provides that on occasions when MCCM deems the purchase of a security to be in the best interest of the Master Fund as well as other clients of MCCM, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by MCCM in the manner which MCCM considers to be the most equitable and consistent with its fiduciary obligations to the Master Fund and to its other clients.  HIP agrees that MCCM and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Master Fund.  HIP also acknowledges that MCCM and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Master Fund, and that MCCM will carry out its duties hereunder together with its duties under such relationships.

Management Fees. The MCCM Agreement states that pursuant to the terms of HIP’s limited liability operating agreement and the Member Agreement, MCCM is entitled to receive 30% of any Management Fees received by HIP from the Master Fund on the first one billion dollars of assets under management (“AUM”) of the Master Fund; 40% of Management Fees on the second billion dollars of AUM of the Master Fund; and 50% of Management Fees on AUM of the Master Fund over two billion dollars. Additionally, MCCM is entitled to receive 30% of the Performance Allocation received by HIM from the Master Fund on the first one billion dollars of AUM of the Master Fund; 40% of Performance Allocation on the second billion dollars of AUM of the Master Fund; and 50% of Performance Allocation on AUM of the Master Fund over two billion dollars. Accordingly, the Master Fund will not pay MCCM any fees directly and because the fee structure under the proposed New HIP Agreement will be identical to the fee structure under the Current Management Agreement, as described in Proposal 1.A. above, the management fee payable by the Master Fund, and indirectly borne by the Offshore Fund and, therefore, the Fund, will not increase under the Agreements.

Duration and Termination. The MCCM Agreement provides that it will continue in effect for an initial two-year period and shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. The MCCM Agreement may be terminated at any time, without payment of any penalty, by the Master Fund Board including a majority of the directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), or by the vote of a majority of the outstanding voting securities of the Mater Fund, on sixty (60) days’ written notice to HIP and MCCM, or by HIP or MCCM on sixty (60) days’ written notice to the Master Fund and the other party.  The MCCM Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the New HIP Agreement is assigned (as defined in the 1940 Act) or terminates for any other reason.  The MCCM Agreement will also terminate upon written notice to the other party that the other party is in material breach of the MCCM Agreement, unless the party in material breach of the MCCM Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation on Liability and Indemnification. The MCCM Agreement provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither MCCM nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by HIP or the Master Fund as a result of, including but not limited to, any act or omission in the course of, or connected with, rendering services hereunder by MCCM or its Affiliates, any error of judgment or mistake of law by MCCM or its Affiliates with respect to the Master Fund, except that nothing in the MCCM Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of MCCM or its Affiliates for, and MCCM shall indemnify and hold harmless the Master Fund, HIP, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “HIP Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of HIP Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MCCM in the performance of any of its duties or obligations hereunder; or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Master Fund or the omission to state therein a material fact known to MCCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to HIP or the Master Fund by MCCM Indemnitees (as defined below) for use therein.

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The MCCM Agreement also provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, HIP, the Master Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by MCCM as a result of any error of, including but not limited to, judgment or mistake of law by HIP, the Master Fund and their respective Affiliates with respect to the Master Fund, except that nothing in the MCCM Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of HIP for, and HIP shall indemnify and hold harmless MCCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “MCCM Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of MCCM Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of HIP in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Master Fund or the omission to state therein a material fact known to HIP that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to MCCM or the Master Fund by HIP Indemnitees for use therein.

Board Approval and Recommendation of ProposalS 1.A. and 1.B.

On November 30, 2012, the Board and Master Fund Board, including all of the Independent Directors, met in person to consider the approval of the Agreements and the submission of the approval of the agreements and the ratification of amounts paid by HIP and HIM to MCCM to a partner vote.

With respect to the submission of the ratification of amounts paid by HIP and HIM to MCCM to a partner vote, the Independent Directors considered that the Fund and Master Fund and their partners have experienced no economic harm during the applicable period as a result of HIP’s and HIM’s payments to MCCM because all payments made to MCCM derived from fees received by HIP and HIM. Relying on equitable principles, the Board and Master Fund Board seek ratification of amounts paid by HIP and HIM to MCCM, so as to permit the recipient to retain all such payments.

In reaching their decision to approve the Agreements, the Board and Master Fund Board, including all of the Independent Directors, met at the November 30, 2012 special meeting with senior executives of HIP and MCCM and considered the terms of the Agreements and of MCCM serving as investment co-manager to the Master Fund. The directors and legal counsel to the Independent Directors had an opportunity to review the information provided in advance of the special meeting by HIP and MCCM, including information that refreshed the most recent presentations that had been made to the directors in connection with the annual evaluation and approval of the continuance of the Current Management Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In the course of their review, the directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund and the Master Fund, including, but not limited to the following: (1) the quality of services provided to the Master Fund since HIP first became investment adviser to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund’s advisory fee and overall Master Fund and Fund expenses; (4) the fact that the Agreements are not expected to affect the manner in which the Master Fund is advised; (5) the fact that the current portfolio management teams will continue to manage the Master Fund; (6) the fact that the fee structure under the Agreements would be identical to the fee structure under the Current Management Agreement; and (7) other factors deemed relevant.

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The directors also evaluated the Agreements in light of information they had requested and received from HIP and MCCM prior to the special meeting. The directors reviewed these materials with management of HIP and MCCM, legal counsel to the Fund and Master Fund (together, the “Funds”) and HIP, and legal counsel to the Independent Directors. The Independent Directors also discussed the Agreements in an executive session, at which no representatives of HIP or MCCM were present. The directors considered whether the Agreements would be in the best interests of the Funds and their partners and the overall fairness of the Agreements. Among other things, the directors reviewed information concerning: (1) the nature, extent and quality of the services provided by HIP and expected to be provided by MCCM; (2) the Funds’ investment performance; (3) the cost of the services provided and the profits realized by HIP, and expected to be realized by MCCM, and their affiliates from their relationship with the Master Fund; (4) the extent to which economies of scale have been or will be realized as the Master Fund grows and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Funds’ partners; and (5) ancillary benefits and other factors. In their deliberations, the directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Master Fund.

The Board and Master Fund Board considered information they believed necessary to assess the stability of HIP and MCCM and to assess the ongoing nature and quality of services to be provided to the Master Fund by HIP and MCCM. The Board and Master Fund Board (the “Boards”) noted the anticipated long-term nature of the new investment co-management relationship and benefits of having access to the full resources of MCCM. The Boards considered the relative responsibilities of HIP and MCCM with respect to management of the Master Fund.

The directors considered information addressing the projected benefits to HIP and MCCM expected to result from the new investment co-management relationship. Management expected that the current management group would remain in-tact. The directors reviewed the likelihood that HIP or MCCM would have any departures of key management and/or investment personnel and whether compensation and other benefits offered by HIP and MCCM would be adequate to attract and retain high-caliber investment and other relevant professional employees. Management indicated that the current portfolio managers were expected to remain in their current positions.

HIP addressed for the Board and Master Fund Board its efforts both initially and on an ongoing basis to respond to questions from clients and potential clients regarding the new investment co-management relationship.

Investment Performance of the Funds.

The directors considered the investment experience of HIP and MCCM. The directors considered the performance of the Funds as well as historical performance of other accounts managed by HIP and MCCM using investment strategies substantially similar to those of the Funds. The directors also reviewed information previously supplied concerning peer group ranking. The directors and independent counsel asked several questions about the under-performance of the funds against certain peers. Both HIP and MCCM distinguished performance returns and explained how the Funds’ performance was within the range of performances of comparative funds.

Costs of Services Provided and Profits Realized by HIP and MCCM.

In connection with the directors' consideration of the level of the advisory fees, the directors considered a number of factors. With respect to the Master Fund, the Board's and Master Fund Board’s analysis of the Master Fund's advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Master Fund compared to a peer group. Management noted that HIP did not manage any institutional separate accounts. The Board and Master Fund Board also noted HIP’s agreement to waive fees and reimburse other expenses to limit the total expenses of the Fund. They noted that this expense limitation would not be affected by the Agreements. The Board and the Master Fund Board also noted that HIP paid more in service fees than it earned in service fees received from the Funds. The Board and Master Fund Board also noted that MCCM’s fees will be paid entirely by HIP so that no additional expenses would be borne by partners for the engagement of MCCM as investment co-manager. The directors also considered peer group ranking, noting that the Funds’ advisory fee and expense ratios were within the range of fees and expenses paid by funds in the peer group.

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Based on current Fund asset levels, management indicated that HIP is expected to make a small profit margin under the new investment co-management relationship between HIP and MCCM, and MCCM indicated that it is expected to earn a profit with respect to its management of the Funds.

Economies of Scale and Fee Levels Reflecting Those Economies.

The directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund's assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of partners. Management noted that the current fee waiver and expense limitation agreements continue until at least July 31, 2013. The Boards noted that economies of scale are not a consideration at current Fund asset levels.

Other Benefits.

In addition to the above factors, the directors also discussed other benefits received by HIP and expected to be received by MCCM from their management of the Master Fund. The Boards noted that a broker-dealer affiliated with HIP receives service fees from HIP and sales loads (which may be subject to waivers or reductions) with respect to the Funds. The full amount of the sales loads may be re-allowed by the affiliated broker-dealer to third parties.

Based on all of the foregoing, the directors recommend that Partners of the Fund vote FOR the approval of the Agreements and the ratification of amounts paid by HIP and HIM to MCCM and that Partners of the Fund instruct the Fund, as a limited partner of the Master Fund, to vote FOR the Agreements and the ratification of amounts paid by HIP and HIM to MCCM on behalf of the Master Fund.

PROPOSAL 2

APPROVAL OF ELECTION OF SEVEN NOMINEES TO THE BOARD

The Fund’s Board recommends that Partners vote FOR the approval of the election of the seven nominees to the Board.

At the Meeting, Partners will be asked to elect seven directors who will constitute the entire Board of the Fund. Currently, the Board consists of five members, four of whom have previously been elected by shareholders. The Fund also has an Advisory Board (a body that provides advisory support for the Board without voting authority) composed of two members. At the quarterly meeting of the Board held on February 23, 2012, in accordance with the Fund’s Amended and Restated Limited Partnership Agreement, the Board approved increasing the number of directors on the Board from five to seven. In the event of any vacancy in the position of a director, the remaining directors of the Board may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the Partners. Because two-thirds of the directors would not have been elected by Partners if additional directors were appointed to fill the two newly vacant seats, Partners are being asked to elect all of the directors.

At the quarterly meeting of the Board held on February 23, 2012, the Independent Directors of the Board recommended and approved the nomination and selection of Joseph Breslin and Thomas Mann, who are current members of the Fund’s Advisory Board, to fill the two vacant seats on the Board, subject to approval by Partners. Mr. Breslin and Mr. Mann were recommended and approved for appointment to the Advisory Board by the Independent Directors at the quarterly meeting of the Board held on November 30, 2012. If approved by shareholders at the Meeting, or at a postponement or adjournment of the Meeting, Mr. Breslin and Mr. Mann each will begin serving as a member of the full Board immediately following the Meeting, or such postponement or adjournment, and until he is removed, resigns or is subject to various disabling events such as death or incapacity, as provided in the Fund’s Amended and Restated Limited Partnership Agreement.

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At the quarterly meeting of the Board held on November 30, 2012, the Independent Directors of the Board approved submitting the election of Mr. Breslin and Mr. Mann, as well as the existing members of the Board, David B. Perkins, H. Alexander Holmes, Steve E. Moss, Gregory S. Sellers and Daniel K. Wilson, to a partner vote. Messrs. Perkins, Holmes, Moss and Sellers have served as directors of the Fund since its inception and were last elected by the shareholders on November 26, 2007. Mr. Wilson is recommended for election by Partners for the first time, although he is currently a director, having been appointed by the Board on June 18, 2009. If elected, each director will serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity, as provided in the Fund’s Amended and Restated Limited Partnership Agreement.

In addition to Proposal 2, the Master Fund is seeking the vote of its partners regarding the approval of the election of the Master Fund Board for the same reasons as described for the Fund’s Board described above. As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on this proposal. The Fund is seeking voting instructions from Partners regarding this proposal and will cause the Offshore Fund to vote its interests in the Master Fund for or against this proposal. The nominees for the Master Fund’s Board of Directors are identical to that of the Fund’s Board of Directors. Additionally, the terms related to the elections of directors of the Master Fund’s Board are identical to that of the Board.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board may recommend, unless a decision is made to reduce the number of directors.

The following table sets forth the nominees for election as directors of the Funds, their ages, length of time served as a director or Advisory Board member, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex that they will oversee. The Fund Complex consists of the Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and the Master Fund (collectively, the “Core Alternatives Funds”) and Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Variable Trust, Hatteras Alternative Mutual Funds Trust (consisting of five funds) and Underlying Funds Trust (consisting of five funds). The term of office for each director will be indefinite, until he is removed, resigns or is subject to various disabling events such as death or incapacity, as provided in the Funds’ limited partnership agreements. Each nominee may be contacted in writing, c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615. Directors who are not deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” All of the nominees except for David B. Perkins will be Independent Directors if elected by Partners. Information concerning the names, ages, positions with the Funds, length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Funds is also set out below. With respect to term of office, officers of the Funds are elected by the Board and, subject to the earlier termination of office, each officer holds office for the term of one year and until his successor is elected and qualified.

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NOMINEE WHO IS A CURRENT INTERESTED DIRECTOR

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER

David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of the Funds	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Funds since inception. Mr. Perkins is the Chief Executive Officer of Hatteras Funds and founded Hatteras Funds and its affiliated entities in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	None	19

*	Mr. Perkins is deemed to be an “interested” director of the Funds because of his affiliation with HIP.

NOMINEES WHO ARE CURRENT INDEPENDENT DIRECTORS

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER

H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of the Funds	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	None	19

Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member of the Funds	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark & Copley, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	None	19

Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of the Funds	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was a Director and the Chief Financial Officer of Kings Plush, Inc., a fabric manufacturer.	None	19

Daniel K. Wilson, CPA June 22, 1948	Director; Audit Committee Member of the Funds	Since June 2009	Mr. Wilson was Executive Vice President and CFO of Parkdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	None	19

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NOMINEES WHO ARE CURRENT ADVISORY BOARD MEMBERS WHO WILL BE
INDEPENDENT DIRECTORS

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER

Joseph E. Breslin November 18, 1953	Advisory Board Member	Since November 2012	Mr. Breslin is currently a private investor. From 2007 to 2009, Mr. Breslin was the Chief Operating Officer of Central Park Credit Holdings, Inc. and prior to that was the Chief Operating Officer of Aladdin Capital Management LLC, beginning in 2005.	Director , Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (9 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (9 portfolios).	19

Thomas Mann February 1, 1950	Advisory Board Member	Since November 2012	Mr. Mann is currently a private investor. From 2003 until 2012, Mr. Mann was the Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products.	Director, F-Squared Investments, Inc. since January 2012; Director, Virtus Global Multi-Sector Income Fund since 2011.	19

OFFICERS

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER

J. Michael Fields July 14, 1973	Secretary of the Funds	Since 2008	Prior to becoming Secretary, Mr. Fields had been the Treasurer of each fund in the Fund Complex. Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by the Hatteras Funds since its inception in September 2003.	None	N/A

Andrew P. Chica September 7, 1975	Chief Compliance Officer of the Funds	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex, in 2008. Prior to joining Hatteras Funds, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.	None	N/A

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NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER

Robert Lance Baker September 17, 1971	Treasurer of the Funds	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and became Treasurer of each of the funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of Hatteras Funds. Prior to joining Hatteras Funds, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.	None	N/A

Nominee Experience, Qualifications, Attributes and/or Skills and the Basis on which Nominees are Evaluated

Each of the Board and Master Fund Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single nominee/director, or particular factor, being controlling. The Board and Master Fund Board determined that each of the nominees, which includes each incumbent director and Advisory Board member, is qualified to serve as a director of the Funds based on a review of the experience, qualifications, attributes and skills of each nominee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other directors, HIP, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a director. In addition, each of the Board and Master Fund Board has taken into account the actual service and commitment of each incumbent director and Advisory Board member during his or her tenure (including the director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Each of the Board and Master Fund Board generally believes that the Board or Master Fund Board, as applicable, benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of such Board, but has not adopted any specific policy in this regard. Each nominee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a director of the Funds or other funds in the Fund Complex. Information as of [_____ __, 20__], indicating the specific experience, skills, attributes and qualifications of each nominee, which led to the Board’s and Master Fund Board’s determination that the nominee should serve as a director, is provided below.

David B. Perkins. Mr. Perkins has been a director since inception. He is Founder, Chairman of the Board and Master Fund Board and President of each fund in the Fund Complex. Mr. Perkins is also the Chief Executive Officer of Hatteras Funds and founded Hatteras Funds and its affiliated entities in September 2003. Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

H. Alexander Holmes. Mr. Holmes has been a director since inception. He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices. He has over 40 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies. He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

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Steve E. Moss. Mr. Moss has been a director since inception. He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm, a manager of a real estate investment partnership, and managing partner of a business advisory firm.

Gregory S. Sellers. Mr. Sellers has been a director since inception. He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer of a marketing and print communications solutions company.

Daniel K. Wilson. Mr. Wilson has been a director since 2009 and is being presented to partners for election to the Board and the Master Fund Board for the first time. He has 30 years of finance and accounting experience, primarily as CFO of a large, privately held textile company. He is currently in private practice as a CPA.

Joseph E. Breslin. Mr. Breslin has been an Advisory Board member since 2012 and is being presented to partners for election to the Board and the Master Fund Board for the first time. He has 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company. He currently serves as a director/manager/trustee of 13 other funds in the Fund Complex and serves as a director and trustee of other unrelated mutual funds and has held such positions since 2000.

Thomas Mann. Mr. Mann has been an Advisory Board member since 2012 and is being presented to partners for election to the Board and the Master Fund Board for the first time. He has 37 years of asset management and banking experience and most recently served as the managing director of an investment bank. He currently serves as a director/manager/trustee of 13 other funds in the Fund Complex.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board and Master Fund Board each consists of five individuals, four of whom are Independent Directors. The Chairman of the Board and Master Fund Board, Mr. David B. Perkins, is an Interested Director and serves as liaison for communications between the directors and the Funds’ management and service providers. The Board and Master Fund Board currently do not have a lead Independent Director. During the fiscal year ended March 31, 2012, each of the Board and Master Fund Board met four times.

Each of the Board and Master Fund Board has one committee, an audit committee, which is discussed in more detail below. Each of the Board and Master Fund Board does not have a nominating committee. The Independent Directors of the Board and Master Fund Board participate in the consideration of director nominees.

Each of the Board and Master Fund Board believes that its structure is appropriate and facilitates the orderly and efficient flow of information to the directors from HIP and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. Each of the Board and Master Fund Board further believes that its structure allows all of the directors to participate in the full range of the applicable Board’s oversight responsibilities. Each of the Board and Master Fund Board believes that the orderly and efficient flow of information and the ability to bring each director’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Core Alternatives Funds and the risks that the Core Alternatives Funds face. Each of the Board and Master Fund Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Core Alternatives Funds, and the environment in which the Core Alternatives Funds operate, change.

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BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT OF THE FUND

Each of the Board and Master Fund Board oversees risk management for the Funds directly and, as to certain matters, through its committees. Each of the Board and Master Fund Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Funds’ senior officers (including the Funds’ President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of HIP, the Funds’ independent auditor, legal counsel and personnel from the Funds’ other service providers. Each of the Board and Master Fund Board has adopted, on behalf of the Fund and Master Fund, respectively, and periodically reviews with the assistance of each of the Fund’s and Master Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with each of the Fund’s and Master Fund’s activities. In addition, HIP and the Funds’ other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Funds’ activities, and each of the Board and Master Fund Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as each of the Board and Master Fund Board deems appropriate.

COMMITTEES

Each of the Board and Master Fund Board has one committee, an audit committee (each an “Audit Committee”). Each of the Board’s and Master Fund Board’s Audit Committee is comprised of the Independent Directors. The Audit Committee recommends the selection of the independent registered public accounting firm to the Board or Master Fund Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Fund’s and Master Fund’s independent registered public accounting firm regarding the adequacy of the Funds’ internal accounting procedures and controls, and (iii) establishes a separate line of communication between the Funds’ independent registered public accounting firm and its Independent Directors. Meetings of the Audit Committee may be held in person or by telephone conference call, as necessary.

During the fiscal year ended March 31, 2012, each Audit Committee met two times. The written report of each Audit Committee is set forth below under “ADDITIONAL INFORMATION – Audit Committee Report.” Each Audit Committee charter is available on the Funds’ website at hatterasfunds.com/literature.

The Independent Directors of each of the Board and Master Fund Board meet separately to consider, evaluate and make recommendations to the full Board or Master Fund Board concerning (i) all contractual arrangements with service providers to the Funds, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which the Funds, HIP or its affiliates has any actual or potential conflict of interest with the Funds.

ADVISORY BOARD

The Board and Master Fund Board may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Board Members”). An individual may be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director and does not otherwise serve the Funds in any other capacity. Any Advisory Board Member serves at the pleasure of the Board or Master Fund Board, as applicable, and may be removed, at any time, with or without cause, by the Board or Master Fund Board. An Advisory Board Member may be nominated and elected as a director of the Board or Master Fund Board, at which time he or she would cease to be an Advisory Board Member, and may resign at any time.

Advisory Board Members perform solely advisory functions. Unless otherwise specified by the Board or Master Fund Board, Advisory Board Members are invited to attend meetings of the Board and Master Fund Board and all meetings of the committees of the Board and Master Fund Board. Advisory Board Members participate in meeting discussions but do not have a vote upon any matter presented to the Board or Master Fund Board or any committee thereof. An Advisory Board Member has no power or authority to act on behalf of or to bind the Board or Master Fund Board, or any committee thereof. Advisory Board Members may be assigned other responsibilities from time-to-time by the Board or Master Fund Board, but only to the extent that such responsibilities are advisory in nature and consistent with Section 2(a)(1) of the 1940 Act. Advisory Board Members do not have any responsibilities and are not subject to any liabilities imposed upon directors by law or otherwise. Advisory Board Members are entitled, to the maximum extent permitted by law, to be indemnified by the Fund or the Master Fund, as applicable, and are covered by any liability insurance coverage that extends to directors and officers of the Fund or the Master Fund, as applicable. Advisory Board Members are paid the same meeting fees payable to directors and may have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Board Members are subject to the same conflict of interest provisions that apply to Independent Directors and must comply with all provisions of the Funds’ Codes of Ethics that apply to Independent Directors.

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OWNERSHIP OF UNITS

Set forth in the table below is the dollar range of the beneficial shares owned by each nominee as of October 31, 2012 in the Fund. It is not possible for the directors or nominees to own interests directly in the Master Fund.

Name of Director/Nominee	Dollar Value of Units in the Core Alternatives TEI Institutional Fund	Aggregate Dollar Value of Units in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
David B. Perkins	$10,001 - $50,000	Over $100,000
H. Alexander Holmes	None	Over $100,000
Steve E. Moss	None	None
Gregory S. Sellers	None	None
Daniel K. Wilson	None	None
Joseph Breslin	None	None
Thomas Mann	None	None

____________

*The Family of Investment Companies is composed of the Core Alternatives Funds.

Since April 1, 2011, no nominee has purchased or sold securities of HIP or its parents or subsidiaries.

DIRECTOR, ADVISORY BOARD MEMBER AND OFFICER COMPENSATION

The Fund pays no salaries, fees or other compensation to the Interested Director. Each Independent Director receives an annual retainer of $30,000 from the Master Fund for his services as a director and member of the Audit Committees of the Feeder Funds and the Master Fund. The Chief Compliance Officer also receives an annual retainer of $30,000 for his duties as chief compliance officer of the Core Alternatives Funds. All directors are reimbursed by the Core Alternatives Funds for their reasonable travel and out-of-pocket expenses relating to attendance at meetings of the applicable Fund’s Board of Directors or committee meetings. The directors do not receive any pension or retirement benefits from the Core Alternatives Funds. The officers of the Core Alternatives Funds do not receive any additional compensation from the Core Alternatives Funds. Advisory Board Members are paid the same fees payable to Board directors and their expenses are reimbursed in accordance with existing Board expense reimbursement policies.

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The following table sets forth certain information regarding the compensation of the Independent Director nominees and each of the three highest paid officers or any unaffiliated person of the Fund with aggregate compensation from the Fund in excess of $60,000 for the fiscal year ended March 31, 2012.

	Aggregate
	Compensation	Total Compensation
	from the Core	from Funds and Fund
	Alternatives TEI	Complex Paid to
Name of Director/Nominee	Institutional Fund	Directors/Nominees
H. Alexander Holmes	$0	$72,000
Steve E. Moss	$0	$72,000
Gregory S. Sellers	$0	$72,000
Daniel K. Wilson	$0	$40,000
Joseph Breslin	N/A	$32,000
Thomas Mann	N/A	$32,000

Based on all of the foregoing, the Board recommends that Partners of the Fund vote FOR the election of David B. Perkins, H. Alexander Holmes, Steve E. Moss, Gregory S. Sellers, Daniel K. Wilson, Joseph Breslin and Thomas Mann to the Board and instruct the Fund to cause the Offshore Fund, as a limited partner of the Master Fund, to vote FOR the election of each of the same nominees to the Master Fund Board.

ADDITIONAL INFORMATION

Record Date. Only Partners of record of the Fund at the close of business on the Record Date, which is January 7, 2013, will be entitled to vote at the Meeting and at any adjournment or postponement thereof. As of the Record Date, there were [_________] issued and outstanding Units of the Fund. Each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, a number of votes equivalent to the Partner’s “Investment Percentage” as of the Record Date. “Investment Percentage” means a percentage established for each Partner on the Fund’s books determined by dividing the number of Units owned by such Partner by the number of Units owned by all of the Partners. HIM, the General Partner of the Fund, has determined the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof.

Required Vote and Voting Information. Except as otherwise required by any provision of the Fund’s Amended and Restated Limited Partnership Agreement or of the 1940 Act, (1) with respect to Proposal 2, those candidates receiving a plurality of the votes cast at the Meeting, or at any adjournment or postponement thereof, will be elected as directors, and (2) all other actions of the Partners taken at the Meeting, or at any adjournment or postponement thereof, will require the affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the Meeting. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date will constitute a quorum at the Meeting. For purposes of determining the presence of a quorum, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present. With respect to the election of the Board, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to the other proposals, abstentions and broker non-votes have the effect of a negative vote.

In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the General Partner and communicated to the directors in the manner described in Section 3.4(a) of the Fund’s Amended and Restated Limited Partnership Agreement.

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With respect to the Master Fund Proposals, the Fund is not seeking your proxy for a vote at the Meeting. Rather, the Master Fund is seeking the vote of its partners regarding the Master Fund Proposals. As a limited partner of the Master Fund, the Offshore Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund Proposals received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Offshore Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions. With respect to the election of the Master Fund Board, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to the other Master Fund Proposals, abstentions and broker non-votes have the effect of a negative vote. While no quorum of the Partners is necessary for the Master Fund to act on the Master Fund Proposals, your instructions will help determine the outcome.

Because the Master Fund has other feeder funds as limited partners, a Master Fund Proposal may pass even if the Partners of the Fund vote against it. In such an event, the Fund’s Partners would be subject to the terms of such Master Fund Proposal despite having voted against it.

Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Partners arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Partners.

Principal Holders of the Fund’s Units. As of October 31, 2012, the following Partner beneficially owned 5% or more of the Units of the Fund:

	Number	% of
Name and Address of Limited Partner	of Units	Fund
Alaska Laborers Employers Retirement Trust Fund ATTN: Nancy Kirland Welfare & Pension Admin. Services PO BOX 34203 Seattle, WA 98124-1203	764,233	12.39%

Security Ownership of Management. As of October 31, 2012, the Fund’s directors and officers owned, in aggregate, less than 1% of the Fund.

Administrator and Distributor. UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233, serves as the Fund’s administrator and Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615, serves as the Fund’s principal underwriter.

Audit Committee Report. For the fiscal year ended March 31, 2012, each Audit Committee has reviewed and discussed the audited financial statements with management. Each Audit Committee has also met with the Fund’s and Master Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and discussed with it certain matters required by the Statement on Auditing Standards No. 61, as amended, which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

Each Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with each Audit Committee concerning independence and has discussed with Deloitte its independence from the Funds.

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Based on such review and discussions, each Audit Committee recommended to the Board or Master Fund Board, as applicable, that the audited financial statements be included in the Fund’s and Master Fund’s annual reports to partners for the fiscal year ended March 31, 2012 for filing with the SEC.

Submitted by each of the Board’s and Master Fund Board’s Audit Committee:

H. Alexander Holmes

Steve E. Moss

Gregory S. Sellers

Daniel K. Wilson

Independent Registered Public Accounting Firm. Deloitte has been selected as independent registered public accounting firm of the Fund and the Master Fund and has served as such for at least the last two fiscal years of the Funds. Deloitte examines annual financial statements for the Funds and reviews regulatory filings that include those financial statements. Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $10,500 for 2011 and $10,500 for 2012. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Master Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $132,000 for 2011 and $132,000 for 2012.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s and the Master Fund’s financial statements and are not reported under Audit Fees are $0 for 2012 and $0 for 2011 for each of the Fund and the Master Fund.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning are $0 for 2012 and $0 for 2011 for each of the Fund and the Master Fund.

 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above were $0 for 2012 and $0 for 2011 for each of the Fund and the Master Fund.

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s and Master Fund Board’s Audit Committee must pre-approve the audit and non-audit services of the independent auditor prior to the independent auditor’s engagement. The Fund and the Master Fund did not pay any “audit-related fees,” “tax fees” or “all other fees,” as described above.

The percentage of hours expended on Deloitte’s engagement to audit the Fund’s and the Master Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than Deloitte’s full-time, permanent employees was less than fifty percent.

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The aggregate non-audit fees billed by Deloitte for services rendered to the Fund, the Master Fund and rendered to HIP, and any entity controlling, controlled by, or under common control with HIP that provides ongoing services to the Fund or the Master Fund for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2011.

The Audit Committee of the Board and the Master Fund Board has considered whether the provision of non-audit services that were rendered to HIP, and any entity controlling, controlled by, or under common control with HIP that provides ongoing services to the Fund and the Master Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Partner Proposals and Procedures for Partner Communications with the Board. The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated: [_______ __, 20__]

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Exhibit A

INVESTMENT CO-MANAGEMENT AGREEMENT

AGREEMENT dated as of _________________, 20___, between HATTERAS INVESTMENT PARTNERS, LLC, a Delaware limited liability company ( “HIP”), and HATTERAS MASTER FUND, L.P. a Delaware limited partnership (the “Master Fund”). All terms not defined herein shall have the meanings ascribed to them in the Limited Partnership Agreement of the Master Fund (the “Master Partnership Agreement”).

WHEREAS, the Master Fund is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, HIP is engaged principally in the business of rendering investment management services and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Master Fund desires to retain HIP to render investment advisory services to the Master Fund in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, HIP is willing to render such services and/or engage others to render such services to the Master Fund; and

WHEREAS, the Master Fund serves as the “master” portfolio for one or more “feeder” funds (each, a “Fund” and collectively, the “Feeder Funds”) that invest all or substantially all of their assets in the Master Fund and that have the same investment objective and policies as the Master Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Appointment of HIP. The Master Fund hereby appoints HIP to act as investment adviser and provide investment advisory services to the Master Fund, subject to the supervision of the Master Fund’s board of directors (the “Board of Directors”), for the period and on the terms and conditions set forth in this Agreement. HIP accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

2. Responsibilities of HIP.

(a) Investment Program. HIP shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Board of Directors) what investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. HIP also shall manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Board of Directors and to the provisions of the organizational documents of the Master Fund, the Registration Statement of the Master Fund and its securities, including the offering documents and Registration Statements of the funds listed on Exhibit A hereto (collectively, the “Feeder Funds”), and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, with the consent of the holders of interests in the Feeder Funds, HIP shall have the authority to engage one or more sub-advisers in connection with the management of the Master Fund, which sub-advisers may be affiliates of HIP.

(b) Authority of HIP. In connection with its obligations hereunder, HIP will have the authority for and in the name of the Master Fund:

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(i) to invest and re-invest the Master Fund’s assets (including determining the size, timing, price and counterparty of such transactions) primarily in interests in (A) private investment vehicles, including limited partnerships, limited liability companies and similar entities (the “Advisor Funds”) managed by asset managers (the “Advisors”); (B) separate accounts managed by Advisors (“Accounts”); and (C) other instruments including liquid short-term investments not prohibited for investment by the offering documents, limited partnership agreements or articles of association of any of the Feeder Funds (together with the Advisor Funds, Accounts and the instruments described in this paragraph, the “Securities”) and to pay the fees and costs associated with such Securities;

(ii) to be responsible for the selection of, monitoring of, and allocation of certain of the Master Fund’s assets in the Securities;

(iii) directly or through the Advisor Funds or Accounts, to purchase, hold, sell, transfer, exchange, mortgage, pledge, hypothecate and otherwise act to acquire and dispose of and exercise all rights, powers, privileges, and other incidents of ownership or possession with respect to Securities held or owned by the Master Fund;

(iv) directly or through the Advisor Funds or Accounts, to acquire a long position or a short position with respect to any Securities and to make purchases or sales increasing, decreasing or liquidating such position or changing from a long position to a short position or from a short position to a long position, without any limitation as to the frequency of the fluctuation in such position or as to the frequency of the changes in the nature of such positions;

(v) directly or through the Portfolio Funds or Accounts, to purchase Securities for investment and to make such representations to the seller of such Securities, and to other persons, that HIP may deem proper in such circumstances, including the representation that such Securities are purchased by the Fund for investment and not with a view to their sale or other disposition;

(vi) directly or through the Advisor Funds or Accounts, to vote and exercise all other rights in connection with Securities purchased on behalf of the Master Fund;

(vii) with the oral or written approval of the general partner of the Master Fund, to borrow or raise monies from time to time without limit as to amount or manner and time of repayment, and to issue, accept, endorse and execute promissory notes or other evidences of indebtedness, and to secure the payment of any such borrowings, and of the interest thereon, by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the properties of the Master Fund whether at the time owned or thereafter acquired;

(viii) to lend, with or without security, any of the Securities, funds or other properties which are from time to time owned or held by the Master Fund;

(ix) to engage personnel, whether part-time or full-time, and attorneys, administrators, consultants, independent accountants, sub-advisers, auditors or such other persons as HIP may deem necessary or advisable;

(x) to issue orders and directions to any bank, brokerage, or other financial institution at which the Master Fund maintains a general account with respect to the disposition and application of monies or Securities of the Master Fund from time to time held by such institution;

(xi) directly or through the Advisor Funds or Accounts, to open, maintain, conduct and close accounts, including margin and custodial accounts, with brokers, dealers, banks, counterparties and futures commission merchants, which power shall include the authority to issue all instructions and authorizations to brokers, dealers, banks, counterparties and futures commission merchants regarding the Securities and/or money therein; to pay, or authorize the payment and reimbursement of, commissions, markups or markdowns that may be in excess of the lowest rates available that are paid to brokers, dealers, banks, counterparties and futures commission merchants who execute transactions for the account of the Master Fund and who supply or pay for (or rebate to the Master Fund for payment of) the cost of brokerage or research services (such as custodial services, news and quotation equipment and publications) utilized by the Master Fund;

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(xii) to combine purchase or sale orders on behalf of the Master Fund together with other accounts to whom HIP provides investment services or accounts of affiliates of HIP (the “Other Accounts”) and allocate the Securities or other assets so purchased or sold among such accounts;

(xiii) to enter into any other contracts or agreements in connection with any of the foregoing activities, including contracts or agreements with Persons, firms or corporations with which a principal of HIP is affiliated;

(xiv) to do such other acts as are delegated to HIP by the Board or the general partner of the Master Fund; and

(xv) to do all things necessary and appurtenant to any of the foregoing.

As to any matter not expressly provided for by this Agreement, HIP shall be in all cases fully protected in acting or in refraining from acting hereunder until it shall receive assurances to its reasonable satisfaction that it and its affiliates, members and employees shall be fully indemnified by the Master Fund to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking, continuing to take or failing to take any such action.

(c) Administrative Services. HIP shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as HIP shall from time to time determine to be necessary or useful to the administration of the Master Fund.

(d) Reports. HIP will submit such periodic reports to the Master Fund regarding HIP’s activities hereunder as the Master Fund may reasonably request.

(e) Books and Records. HIP will maintain or cause to be maintained for the Master Fund all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

3. Reimbursement by the Fund. HIP may retain, in connection with its responsibilities hereunder, the services of others to assist in the investment advice to be given to the Master Fund. Payment for any such services shall be assumed by HIP, and the Master Fund shall not have any liability therefore; provided, however, that HIP may in its discretion, on behalf of the Master Fund, retain the services of independent third party professionals, legal advisers, accountants, consultants and other professionals in connection with the services provided by HIP pursuant to this Agreement.

4. Expenses of the Fund. The Master Fund shall bear full responsibility for the following fees and expenses, although HIP may pay certain expenses of the Master Fund in its absolute discretion:

(a) custodian and sub-custodian fees, if any, for its Securities;

(b) administrator’s fees and disbursements;

(c) tax preparation and auditor’s fees;

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(d) taxes other than those incurred in connection with facilities and services rendered by HIP at HIP’s expense;

(e) legal fees and disbursements;

(f) auditing fees and disbursements;

(g) organization and conduct of meetings of the limited partners and the preparation and distribution of all reports and other communications with limited partners;

(h) calculation of the net asset value of the Master Fund and the capital account of each limited partner of the Master Fund, in a manner determined pursuant to the Master Partnership Agreement;

(i) investment expenses (e.g., expenses which are directly related to the investment of the Master Fund’s assets, including, but not limited to, brokerage commissions, interest expense and consulting and other professional fees relating to Securities, including management and performance-based fees and expenses of the Advisor Funds and Accounts); and

(j) other operations and expenses not related to functions assumed by HIP hereunder.

5. Expenses of HIP. Subject to Section 3 and Section 4 herein, HIP will render the services set forth in Section 2 of this Agreement at its own expense, including without limitation, the salaries of employees necessary for such services, the rent and utilities for the facilities provided, and other advisory and operating expenses, except as assumed by the Master Fund under this Agreement or the Master Partnership Agreement or provided for pursuant to the permitted use of soft dollar arrangements. HIP may pay certain expenses of the Master Fund in its sole discretion.

6. Fees.

(a) Subject to the following Section 6(c), as compensation for its provision of the services hereunder, the Master Fund will pay to HIP a monthly investment management fee (the “Management Fee”) equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its net assets determined as of each month end. The Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of each month. In accordance with the terms of the governing documents of the Fund and a membership agreement between HIP and Hatteras Investment Management, LLC (“HIM”), the general partner of the Fund, HIM is entitled to receive a performance allocation or fee equal to 10% of the excess of new net profits of the limited partner interests of the Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund. Notwithstanding the foregoing, any changes to the compensation to HIP set forth in any offering document of the Master Fund shall not be binding on HIP, unless agreed to in writing by HIP.

(b) HIP, in its sole discretion, may vary, defer or waive, by rebate or otherwise, all or part of any fees payable under Section 6(a) in accordance with applicable law. Profits derived by HIP, including from such fees, may be used for any lawful purpose, including payments to any other person in the sole discretion of HIP.

(c) If HIP shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month (based on the aggregate value of its net assets determined as of the date of cessation) and shall be payable within five business days after the cessation of HIP’s services hereunder. The value of the net assets of the Master Fund shall be determined pursuant to the applicable provisions of the Master Partnership Agreement, valuation procedures, and Registration Statement of the Master Fund, each as amended from time to time. If the determination of the net asset value of the Master Fund has been suspended for a period including the end of any month when HIP’s compensation is payable pursuant to this paragraph, then HIP’s compensation payable with respect to such month shall be computed on the basis of the value of the net assets of the Master Fund as last determined (whether during or prior to such month).

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(d) Each payment for services to HIP shall be accompanied by a report of the Master Fund, prepared either by the administrator hired by the Master Fund or by an independent certified public accountant or an attorney which shall show the amount properly payable to HIP under this Agreement, and the manner of computation thereof.

7. Selection of Brokers. Except for investments made directly in Securities by HIP on behalf of the Master Fund, the Master Fund and HIP will have no direct control over the selection of brokers.

In selecting brokers or dealers to execute transactions directly, HIP may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. It may not be the practice of HIP to negotiate “execution only” commission rates, and thus HIP may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process. Research services obtained by the use of commissions arising from the Master Fund’s direct portfolio transactions may be used by HIP in its other investment activities. To the extent HIP utilizes commissions to obtain items which would otherwise be an expense of HIP, such use of commissions in effect constitutes additional compensation to the Advisor. Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain “research and execution” services, which may result in higher transaction costs than would otherwise be obtainable.

8. Status of HIP. HIP shall for all purposes be an independent contractor and not an agent or employee of the Master Fund. HIP shall have no authority to act for, represent, bind or obligate the Fund except as provided herein.

9. Exculpation; Indemnification. None of HIP or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an “Indemnified Person”) shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties hereunder. To the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. The Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney’s fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. HIP agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Section 9. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to constitute a waiver of any rights the Master Fund may have under U.S. federal securities laws (which may impose liability, under certain circumstances, even on persons who act in good faith).

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10. Services Not Exclusive. The services of HIP to the Master Fund hereunder are not to be deemed exclusive, and HIP shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which HIP provides administrative or other non-investment advisory services to the Master Fund, and may be compensated for such other services.

11. Conflicts of Interest. Whenever the Master Fund and one or more other accounts or investment companies managed or advised by HIP or an Advisor have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures approved by the Board of Directors and believed by HIP or the Advisor to be equitable to each entity. Similarly, opportunities to sell Securities shall be allocated in accordance with procedures approved by the Board of Directors and believed by HIP or the Advisor to be equitable. The Master Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Master Fund. In addition, the Master Fund acknowledges that any member, director, officer, or persons employed by HIP, its affiliates, or an Advisor, who may also be a member, director, officer, or person employed by the Master Fund, to assist in the performance of HIP’s or the Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of HIP or any affiliate of HIP or an Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12. Duration and Termination.

(a) Duration. This Agreement shall become effective on the date first set forth above, and shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 12(c), for successive one-year periods so long as such continuance is approved at least annually: (i) by either the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Fund; and (ii) in either event, by the vote of a majority of the directors of the Master Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board of Directors in accordance with the provisions of section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote of partners of the Fund as is required by the 1940 Act and the rules and regulations thereunder.

(c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by HIP, in each case on not more than sixty (60) days’ nor less than thirty (30) days’ prior written notice to the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the investment co-management agreement among Morgan Creek Capital Management, LLC (“MCCM,” the co-investment manager to the Fund along with HIP), HIP and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason.

(d) Assignment. Any assignment (as that term is defined in the 1940 Act) of this Agreement made by HIP shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of HIP except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

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13. Use of Name. The Master Fund acknowledges that it adopted its name through the permission of HIP. HIP hereby consents to the non-exclusive use by the Master Fund of the name “Hatteras Master Fund, L.P.” only so long as HIP serves as the Master Fund’s co-investment manager. The Fund agrees to indemnify and hold harmless HIP and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorneys’ fees and disbursements, which may arise out of the Master Fund’s use or misuse of the name “Hatteras Master Fund, L.P.” or out of any breach of or failure to comply with this Section 13. In addition, the Master Fund shall not approve or authorize the use or distribution in connection with the sale of its securities of any literature or advertisement in which HIP is named or referred to unless such literature or advertisement shall first be submitted to HIP for its approval with respect to matters concerning HIP.

14. Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties thereto, the parties expressly agree that all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

15. Notices. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

If to HIP:

Hatteras Investment Partners, LLC

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

Attn: J. Michael Fields

If to the Master Fund:

Hatteras Master Fund, L.P.

c/o Hatteras Investment Management, LLC

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

Attn: J. Michael Fields

16. Entire Agreement. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

17. No Waivers. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

18. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Master Fund, HIP, each Indemnified Person and their respective successors and permitted assigns. Any person that is not a signatory to this Agreement but is nevertheless conferred any rights or benefits hereunder (e.g., officers and employees of HIP that are entitled to indemnification) shall be entitled to such rights and benefits as if such person were a signatory hereto, and the rights and benefits of such person hereunder may not be impaired without such person’s express written consent. No party to this Agreement may assign or delegate, except to an affiliate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement.

19. Survival. The provisions of Sections 3, 4, 5, 6, 9 and 14 shall survive the termination of this Agreement.

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20. Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall be deemed to be one and the same instrument.

[Signatures appear on the following page.]

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above.

HATTERAS MASTER FUND, L.P.

By:	Hatteras Investment Management LLC,
its General Partner

By:
Name: David B. Perkins
Title: Managing Member

HATTERAS INVESTMENT PARTNERS LLC

By:
Name: David B. Perkins
Title: President and CEO

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EXHIBIT A

List of Feeder Funds

Hatteras Core Alternatives 3c1 Fund, LP

Hatteras Core Alternatives Offshore Fund, Ltd.

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

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Exhibit B

INVESTMENT CO-MANAGEMENT AGREEMENT

AGREEMENT, dated as of _____________, 20__ by and among Hatteras Master Fund, L.P. (the “Fund”), Hatteras Investment Partners, LLC, a Delaware limited liability company (“HIP”), and Morgan Creek Capital Management, LLC, a North Carolina limited liability company (“MCCM”).

WHEREAS, HIP is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, HIP has entered into an investment co-management agreement (the “HIP Investment Co-Management Agreement”) with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, MCCM is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Directors (each Board member individually a “Director” and together the “Directors”) of the Fund desires to retain MCCM to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, MCCM is willing to furnish such services to the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, HIP and MCCM agree as follows:

1.            APPOINTMENT OF MCCM AS CO-INVESTMENT MANAGER

The Fund hereby appoints MCCM to act as an investment adviser for the Fund, subject to the supervision and oversight of HIP and the Directors of the Fund, and in accordance with the terms and conditions of this Agreement.  MCCM will be an independent contractor and will have no authority to act for or represent the Fund or HIP in any way or otherwise be deemed an agent of the Fund or HIP except as expressly authorized in this Agreement or another writing by the Fund, HIP and MCCM. MCCM’s services under this Agreement are not exclusive. MCCM may provide the same or similar services to other clients.

2.            ACCEPTANCE OF APPOINTMENT

MCCM accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by HIP in writing).  MCCM will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian.

3.            SERVICES TO BE RENDERED BY MCCM TO THE FUND

A.           As an investment adviser to the Fund, MCCM will be involved with all aspects of the Fund’s investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection.

B.           As part of the services it will provide hereunder, MCCM will:

(i)          advise HIP in writing as to the recommended allocation of assets of the Fund among portfolio managers, including dates for retaining and terminating portfolio managers, and provide (quarterly during HIP’s and MCCM’s quarterly Core Alternatives Fund meeting (the “CA Meeting”)) to HIP a quarterly “Strategy Outlook” describing MCCM’s macro perspective and overview for strategy weightings in the Fund;

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(ii)         as part of the CA Meeting, provide, document and review portfolio construction for the Fund implementing the Strategy Outlook and portfolio manager selection process as necessary (in the discretion of HIP);

(iii)        research, identify, recommend, monitor, evaluate and meet with potential portfolio managers as part of its manager due diligence responsibilities. This process will incorporate, without limitation, and as deemed reasonably necessary in the reasonable discretion of MCCM, initial onsite review, an assessment of the performance of portfolio managers recommended by MCCM and which are managing assets of the Fund and a periodic written recommendations to HIP and an annual written update for all underlying funds that are not in the process of being redeemed;

(iv)         conduct operational due diligence as reasonably agreed upon by HIP and MCCM from time to time.

(v)          upon the mutual agreement of HIP and MCCM, prepare a private equity cash flow model, including a review of the current and estimated exposure level to private investments. This review will also incorporate a review of commitment levels for the Fund’s vintage year program. The Private Equity Cash Flow Model is to be provided, documented and reviewed during HIP’s and MCCM’s dedicated “Private Investment Meeting”;

(vi)         provide risk management oversight in a manner consistent with the risk management oversight provided to similar clients of MCCM as reasonably agreed upon by HIP and MCCM from time to time;

(vii)        upon the reasonable request of HIP, review and comment upon offering documents and ancillary sales materials prepared by HIP for the Fund;

(viii)      provide underlying fund, strategy and manager level exposure reporting, including, without limitation, an analysis of geography, leverage, underlying fund size and other statistical exposures. Exposure reporting must be documented and provided to HIP as of each quarter end, within 60 days after the quarter end;

(ix)         participate, at the request of HIP and as mutually agreed to by MCCM, in educational meetings with customers and other prospective investors in the Fund;

(x)          maintain such books and records as mutually deemed appropriate by MCCM and HIP relating to the recommendations, retention, performance and services of portfolio managers recommended by MCCM and selected by the Fund’s Investment Committee to manage the assets of the Fund; and

(xi)         hold a quarterly financial advisor call with HIP.

C.           In furnishing services hereunder, MCCM shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s limited partnership agreement and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective registration statement of the Fund and each feeder fund as filed with the Securities and Exchange Commission (“SEC”) and delivered to MCCM; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Directors of the Fund; and (v) the written instructions of HIP.  In performing the services hereunder, MCCM shall act with the same levels of care and diligence as it acts with respect to performing services for the other funds advised by it, it being understood that MCCM may provide additional and/or different services to other clients that are not provided to the Fund. Notwithstanding the foregoing, MCCM acknowledges that no investment will be made without the affirmative vote of each of the members of HIP’s and MCCM’s joint investment committee (the “Investment Committee”).

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D.           MCCM, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for MCCM to faithfully perform its duties under this Agreement; and (ii) administrative facilities and all equipment necessary for the efficient conduct of MCCM’s duties under this Agreement.

E.           On occasions when MCCM deems the purchase of a security to be in the best interest of the Fund as well as other clients of MCCM, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by MCCM in the manner which MCCM considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.  HIP agrees that MCCM and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  HIP also acknowledges that MCCM and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Fund, and that MCCM will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon MCCM any obligation to purchase or to recommend for purchase for the Fund any investment that MCCM, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of MCCM it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.         MCCM will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser pursuant to the Advisers Act and the rules thereunder.

4.            COMPENSATION OF MCCM

Pursuant to the terms of HIP’s limited liability operating agreement and related member agreement, MCCM is entitled to receive 30% of any management fees received by HIP (“Management Fees”) from the Fund on the first one billion dollars of assets under management (“AUM”) of the Fund; 40% of Management Fees on the second billion dollars of AUM of the Fund; and 50% of Management Fees on AUM of the Fund over two billion dollars. Additionally, MCCM is entitled to receive 30% of any performance allocation received by Hatteras Investment Management, LLC (“Performance Allocation”) from the Fund on the first one billion dollars of AUM of the Fund; 40% of Performance Allocation on the second billion dollars of AUM of the Fund; and 50% of Performance Allocation on AUM of the Fund over two billion dollars.

5.            LIABILITY AND INDEMNIFICATION

A.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither MCCM nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by HIP or the Fund as a result of, including but not limited to, any act or omission in the course of, or connected with, rendering services hereunder by MCCM or its Affiliates, any error of judgment or mistake of law by MCCM or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of MCCM or its Affiliates for, and MCCM shall indemnify and hold harmless the Fund, HIP, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “HIP Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of HIP Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MCCM in the performance of any of its duties or obligations hereunder; or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to MCCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to HIP or the Fund by MCCM Indemnitees (as defined below) for use therein.

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B.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, HIP, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by MCCM as a result of, including but not limited to, any error of judgment or mistake of law by HIP, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of HIP for, and HIP shall indemnify and hold harmless MCCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “MCCM Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of MCCM Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of HIP in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to HIP that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to MCCM or the Fund by HIP Indemnitees for use therein.

6.             REPRESENTATIONS OF HIP

HIP represents, warrants and agrees that:

A.           HIP has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 of the Advisers Act and will provide MCCM with a copy of such code of ethics. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, theChief Compliance Officer or a vice-president of HIP shall certify to the Chief Compliance Officer of the Fund that HIP has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of HIP’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

B.           HIP is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon HIP by applicable law and regulations.

C.           HIP (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify MCCM of the occurrence of any event that would disqualify HIP from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  HIP will also promptly notify MCCM if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

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D.           HIP has provided the Fund and MCCM with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Fund and MCCM at least annually.  Such amendments shall reflect all changes in HIP’s organizational structure, professional staff or other significant developments affecting HIP, as required by the Advisers Act.

E.           HIP will notify the Fund and MCCM of any potential assignment of this Agreement or change of control of HIP, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of HIP, in each case prior to or promptly after, such change.  HIP agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           HIP will promptly notify the Fund and MCCM of any financial condition that is likely to impair HIP’s ability to fulfill its commitment under this Agreement.

G.           HIP agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its Affiliates are a party.

7.             REPRESENTATIONS OF MCCM

MCCM represents, warrants and agrees that:

A.           MCCM is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon MCCM by applicable law and regulations.

B.           MCCM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify HIP of the occurrence of any event that would disqualify MCCM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  MCCM will also promptly notify the Fund and HIP if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.           MCCM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide HIP and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of MCCM shall certify to the Chief Compliance Officer of the Fund that MCCM has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of MCCM’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

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D.           MCCM has provided the Fund and HIP with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Fund and HIP at least annually.  Such amendments shall reflect all changes in MCCM’s organizational structure, professional staff or other significant developments affecting MCCM, as required by the Advisers Act.

E.           MCCM will notify the Fund and HIP of any potential assignment of this Agreement or change of control of MCCM, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of MCCM, in each case prior to or promptly after, such change.  MCCM agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           MCCM will promptly notify the Fund and HIP of any financial condition that is likely to impair MCCM’s ability to fulfill its commitment under this Agreement.

G.           MCCM agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which MCCM or any of its Affiliates are a party.

8.             SUPPLEMENTAL ARRANGEMENTS

MCCM may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such MCCM hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of MCCM, and neither HIP nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

9.             REGULATION

MCCM shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to MCCM such records and permit MCCM to retain such records (either in original or in duplicate form) as MCCM shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by MCCM free from any claim or retention of rights therein, provided that MCCM may retain any such records that are required to be retained by it by law or regulation.  HIP and MCCM shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

11.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Directors of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

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12.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to HIP and MCCM, or by HIP or MCCM on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the HIP Investment Co-Management Agreement between HIP and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

13.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

14.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by MCCM shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such MCCM except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

15.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

16.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Hatteras Investment Partners, LLC 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615 Attn: J. Michael Fields

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For:	Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road Suite 200 Chapel Hill, NC 27517 Attn: _______________________

18.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HATTERAS INVESTMENT PARTNERS, LLC	MORGAN CREEK CAPITAL MANAGEMENT, LLC

By:	By:
Name: J. Michael Fields	Name: Mark W. Yusko
Title: Chief Operating Officer	Title:

HATTERAS MASTER FUND, LP

By:
Name: J. Michael Fields
Title: Secretary

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┌	[Proxy Solicitor] [Address 1] [Address 2]	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings	┐

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL
1. Read the Proxy Statement and have this card at hand 2. Call toll-free at 1-800-[_____] and follow the recorded instructions	1. Read the Proxy Statement and have this card at hand 2. Log on to [www. ] and follow the on-screen instructions	1. Read the Proxy Statement 2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card
3. If you vote via the telephone, you do not need to mail this proxy card	3. If you vote via the Internet, you do not need to mail this proxy card	4. Mail your completed proxy card in the enclosed envelope

Hatteras Core Alternatives TEI Institutional Fund, L.P.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF LIMITED PARTNERS February 13, 2013

This Proxy is solicited on behalf of the Board of Directors of Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Fund”) for the special meeting of limited partners (the “Meeting”) and related to the proposals with respect to the Fund. The undersigned hereby appoints David B. Perkins, Andrew P. Chica and J. Michael Fields and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all Units of the Fund which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on February 13, 2013, at the offices of Hatteras Investment Partners, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

In addition, this Proxy is solicited on behalf of the Board of Directors of the Hatteras Master Fund, L.P. (the “Master Fund”) for the special meeting of limited partners of the Master Fund (the “Meeting”) and related to the proposals with respect to the Master Fund (the “Master Fund Proposals”), which are identical to the proposals with respect to the Fund. As a limited partner of the Master Fund, the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”) will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals and will cause the Offshore Fund to vote its interests in the Master Fund for or against the Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund Proposals received from Partners. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund interest in the manner directed on the reverse.

YOUR VOTE IS IMPORTANT. THE UNITS OF THE FUND REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS AND THE PROXY STATEMENT, DATED [_____ __], 20[__], AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above. If Units of the Fund are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If limited partner of the Fund is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature	Date

Signature (Joint Owners)	Date

└	┘

┌	┐

WHEN THIS PROXY IS PROPERLY EXECUTED, THE UNITS OF THE FUND REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S) SET FORTH BELOW.

In addition, AS DESCRIBED ON THE FRONT OF THIS CARD, when this proxy is properly executed, A PRO-RATA PORTION OF THE OFFSHORE FUND’s INTEREST IN THE MASTER FUND will be voted AS SPECIFIED BELOW ON THE MASTER FUND PROPOSALS, WHICH ARE IDENTICAL TO THE PROPOSALS WITH RESPECT TO THE FUND.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ■

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

		FOR	AGAINST	ABSTAIN

Proposal 1.A.:	To approve an investment co-management agreement between Hatteras Master Fund, L.P. (the “Master Fund”) and Hatteras Investment Partners, LLC (“HIP”):	☐	☐	☐

Proposal 1.B.:	To approve an investment co-management agreement among the Master Fund, HIP and Morgan Creek Capital Management, LLC (“MCCM”) and to ratify, on behalf of the Fund, amounts paid by HIP and Hatteras Investment Management, LLC, the general partner of the Master Fund, to MCCM:	☐	☐	☐

			FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT

Proposal 2:	To approve the election of Directors to the Board of Directors of the Fund. Nominees:		☐	☐	☐

	01. David B. Perkins	02. H. Alexander Holmes
	03. Steve E. Moss	04. Gregory S. Sellers
	05. Daniel K. Wilson	06. Joseph E. Breslin
07. Thomas Mann

To withhold authority to vote for any individual nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

└	PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD	┘